UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 24, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Text of Press Release, dated June 24, 2008
EX-99.2 Supplemental Financial Information Fiscal Quarter and Year Ended May 30, 2008
EX-99.3 H3C - Summary Financial Information Provided to Bank Lenders

ITEM 2.02 Results of Operations and Financial Condition
Financial Results.
     On June 24, 2008, 3Com Corporation (the “Company”) (i) issued a press release regarding its financial results for its fiscal quarter and year ended May 30, 2008 and (ii) posted supplementary financial information concerning the Company to the investor relations portion of its web site, www.3Com.com. The full text of the press release is attached hereto as Exhibit 99.1. The supplementary financial material is attached hereto as Exhibit 99.2.
     The information in Item 2.02 of this Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures.
     The attached press release contains non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under generally accepted accounting principles in the United States (“GAAP”).
     More specifically, the Company uses the following non-GAAP financial measures: non-GAAP operating profit/loss (and margin), non-GAAP net income/loss (and margin), non-GAAP net income/loss per share and non-GAAP research and development, sales and marketing and general and administrative expenses.
     Discussion. The Company uses these measures in its public statements. Management believes these non-GAAP measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside on-going operating results. Accordingly, management uses these non-GAAP measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a higher degree of transparency for certain expenses (particularly when a specific charge impacts multiple line items);

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
     In order to provide meaningful comparisons, the Company believes that it needs to adjust for gains as well as charges that are outside the core operations. Accordingly, certain gains are excluded, as discussed below.
     The non-GAAP operating loss or income (and margin) measure used by the Company is defined to exclude the following charges and benefits: restructuring, amortization, in-process research and development, stock-based compensation expense and special items that management believes are unusual and outside of the Company’s on-going operations, such as, for some of the periods presented in the press release, the inventory-related adjustment portion of the purchase accounting effects of the Company’s acquisition of 49% of H3C, a patent litigation success fee, a VAT recovery dispute, IPO write-off fees, a goodwill impairment charge, the change in control portion of our H3C EARP program, and expenses related to the Company’s terminated acquisition by affiliates of Bain Capital.

     Restructuring
     Management believes the costs related to restructuring activities are not indicative of the Company’s normal operating costs. The restructuring charge consists primarily of severance expense and facility closure costs.
     Amortization of Intangibles
     Management also believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held businesses. Also, amortization is a non-cash charge for the periods presented.
     In-process R&D Expenses
     In addition, the Company has non-recurring in-process research and development expenses which are non-cash and related to acquisitions as opposed to the Company’s core operations.
     Stock-based Compensation
     Further, stock-based compensation expenses are non-cash charges that relate to restricted stock amortization and stock-based compensation costs associated with acquisitions, as well as additional stock-based compensation expense that represents the fair value of stock-based compensation required pursuant to FAS 123 (R). The expense related to acquisitions is not part of the Company’s normal operating costs and is non-cash. The FAS 123 (R)-related expense is excluded because management believes as a non-cash charge it does not provide a meaningful indicator of the core operating business results. Management manages the business primarily without regard to these non-cash expenses. In addition, because the calculation of these expenses is dependent on factors such as forfeiture rate, volatility of the Company’s stock and a risk-free interest rate, all of which are subject to fluctuation, these charges are expected to be variable over time, and therefore may not provide a meaningful comparison of core operating results among periods. It is useful to note that these factors are generally outside the Company’s control.
     Inventory-Related Adjustment from H3C Acquisition
     The Company has excluded the purchase accounting inventory-related adjustment from the 49% acquisition of H3C. Similar to IPR&D and amortization described above with respect to acquisitions, these adjustments represent non-cash, one-time items relating to a specific acquisition as opposed to core operations.
     Patent Litigation Success Fee
     The Company won a recent jury verdict as a plaintiff in a patent litigation case, and is obligated to pay its external counsel certain contingent fees based on the size of the award. This is a one-time, non-recurring cost tied to the success of the case, and not based on hourly rates charged by the law firm. Because it is not part of our core operations or expenses, management has determined it is appropriate to exclude it from our operational results. Management does not measure the performance of the business with this figure included.
     VAT Recovery Dispute
     Value-added tax is not typically charged to a company’s income statement because it is collected by the company on behalf of a governmental agency and remitted to that agency, or paid by the company to a third party and later recovered by the company from the government. In this case, management has deemed it appropriate to exclude a one-time, non-cash charge relating to European VAT tax matters under dispute. We are currently seeking recovery of these amounts as we believe we are entitled to collect them from the European tax authorities, but under applicable accounting regulations have determined we need to take a charge for the amount at this time.

     IPO Fees Write-Off
     The Company excludes external expenses (primarily accounting, auditing and legal) related to the proposed IPO of its TippingPoint division which has been postponed. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific transaction to take TippingPoint public that would normally be netted against IPO sales proceeds as opposed to being included in operating expenses.
     Goodwill Impairment Charge
     Our recent stock price decline triggered an accounting impairment review of our goodwill booked for our H3C and TippingPoint acquisitions, resulting in an impairment charge on the goodwill we booked in connection with our 2005 acquisition of TippingPoint. This charge is a one-time, non-cash charge. We believe that it is unlikely that such an impairment will be a recurring event. Ultimately, this is not a measurement of our ongoing operations, and management does not consider this charge when measuring our business.
     Change in Control Portion of H3C EARP Program Payment
     The Company has excluded a portion of the EARP payment. When 3Com and Huawei set up their H3C joint venture in China, they contemplated that one of the shareholders could buy out the other on the third anniversary of the joint venture’s formation. In order to incent the employees of H3C to create value in the joint venture, the shareholders implemented the EARP, which had two components. One component was based on EBIT generation. The other was triggered solely upon a change in control whereby one shareholder bought out the other. The payout for this second component was based on a percentage of the increase in value of the joint venture, and would pay out over time after the buy-out. When 3Com purchased the remaining 49% of H3C from Huawei on March 29, 2007, the change in control EARP payment was triggered. The initial payment that is not subject to continued employment is a one-time payment that was triggered by the acquisition and is clearly a one-time item. As management views this as part of the cost of the acquisition, it believes it is not representative of the on-going core operations of the company. Accordingly, management does not measure H3C’s performance during this period with this charge included.
     Terminated Bain Acquisition Expenses
     The Company excludes external expenses (including bankers’, accounting and legal fees) related to its terminated acquisition by affiliates of Bain Capital. These expenses are one-time charges that are not indicative of core operations as they relate to a one-time specific transaction to take the Company private that did not occur.
     The Company also uses a non-GAAP net income/loss measure. All of the items described above are relevant to why management believes this measure is meaningful. In addition, the following further items, which are special items for the relevant fiscal periods, were excluded, from this measure: gains/losses on sales of assets and investments, gain from insurance settlement, tax reserve release and change in tax status in PRC.
     Gains/Losses on Asset Sales and Investments
     Gains/losses on asset sales and investments are outside of the ordinary course of business and not representative of core operations.
     Gain on Insurance Settlement
     The insurance settlement related to monies paid under a policy insuring our Hemel, UK property which was destroyed by an oil depot explosion are outside the ordinary course of business and are not operational. This was a one-time unusual event. We do not own any other real property.
     Tax Reserve Release
     We recently resolved two tax matters in our favor resulting in a reserve release that provides a benefit to the income statement relating to a booked reserve. Accordingly, we believe an adjustment is appropriate, as this positive impact to our results is not indicative of our ongoing operations.

     Change related to Change in Tax Status in PRC
     The Company excludes a certain deferred tax liability provision because it is expected to be reversed in coming quarters once the appropriate PRC tax authorities approve the Company’s status as a “new and high technology enterprise,” which the Company fully expects them to do.
     Adjustment for Huawei’s Portion of Amortization
     For prior periods when Huawei owned 49% of H3C it is necessary to further adjust the foregoing adjustments that impacted H3C’s financials by a factor of 0.49 in order to provide a meaningful comparison of 3Com’s operations. For this reason, the Company adjusted for Huawei’s portion of the amortization during those prior periods.
     3Com also uses a non-GAAP net income/loss measure on a per share basis. All of the adjustments described above are relevant to this per share measure. The Company believes that it is important to provide per share metrics, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures. To the extent 3Com is in an “income position” on a non-GAAP basis, we use our “diluted” shares (as opposed to our “basic” shares) in order to calculate the non-GAAP per share measures.
     Finally, the Company uses non-GAAP research and development, sales and marketing and general and administrative expenses measures, which are adjusted to exclude some of the items described above for the reasons discussed above.
     For the Company’s forward-looking non-GAAP measures, the Company is unable to provide a quantitative reconciliation because the information is not available without unreasonable effort.
     General. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that impact the Company’s operations. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating loss, net loss and loss per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
ITEM 7.01 Regulation FD Disclosure
     As required by its senior secured credit facility the Company made available to its senior secured bank lenders certain summary financial information concerning H3C. This financial data is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 7.01. As described in Exhibit 99.3, the financial data set forth in Exhibit 99.3 differs from the H3C segment data published by the Company in its financial press releases.
     The information in Item 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated June 24, 2008, titled “3Com Reports Fourth Quarter and Full-Year Results for Fiscal 2008.”

Exhibit Number	Description

99.2	Supplemental Financial Information — Fiscal Quarter and Year Ended May 30, 2008

99.3	H3C - Summary Financial Information Provided to Bank Lenders

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: June 24, 2008	By:	/s/ Jay Zager Jay Zager
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated June 24, 2008, titled “3Com Reports Fourth Quarter and Annual Fiscal Year 2008 Results.”

99.2	Supplemental Financial Information — Fiscal Quarter and Year Ended May 30, 2008

99.3	H3C - Summary Financial Information Provided to Bank Lenders